CLIFFWATER CORPORATE LENDING Fund

Class A Shares (CCLDX)
Class I Shares (CCLFX)

February 4, 2020

SUPPLEMENT TO PROSPECTUS

DATED MARCH 6, 2019

Effective February 4, 2020, the following amendments are made to the Prospectus:

1.       The first paragraph beside the heading “Investment Objectives and Strategies” in the section entitled “FUND SUMMARY” on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans, including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

2.       The first paragraph beneath the heading “INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS” in the section entitled “INVESTMENT OBJECTIVES AND STRATEGIES” on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership in a pool of direct loans; and (iv) investing in companies and/or private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield bonds, including securities representing ownership or participation in a pool of such bonds; and (vi) investments in bank loans, including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. The Investment Manager seeks to achieve the Fund’s investment objectives by delegating the management of a substantial portion of Fund assets to a group of experienced Sub-Advisers with expertise in managing portfolios of direct loans, Direct Loan Instruments, and/or other corporate loans. The Sub-Advisers, on behalf of the Fund, will originate and/or invest in a wide range of Direct Loan Instruments and/or other corporate loans, with a focus on U.S. middle market corporate loans, and related Direct Loan Instruments. For these purposes, “middle market corporate loans” generally refers to direct loans made to a company with annual earnings (as measured by earnings before interest, taxes, depreciation and amortization, or “EBITDA”) between approximately $10 million and $100 million. The Investment Manager intends to select as Sub-Advisers a combination of investment advisers with expertise in managing portfolios of direct loans and Direct Loan Instruments (such investment advisers with direct loans and Direct Loan Instruments expertise referred to herein as “direct lending managers”) and other corporate loans with different styles to reduce the Fund’s risk exposure to any one investment style (such as a preference for various loan terms, structure or industry, borrower size (e.g., lower middle market vs. upper middle market), sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), and loan seniority (e.g., senior secured vs. second lien)) and minimize overlap among Sub-Advisers. The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

3.       The fourth paragraph beneath the heading “COLLATERALIZED LOAN OBLIGATIONS (“CLOs”) AND COLLATERALIZED DEBT OBLIGATIONS (“CDOs”)” within the section entitled “INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED RISKS” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. The Fund’s investments in (i) CLOs, (ii) CDOs, and (iii) warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles (“Warehouses”), in each case structured as 3(c)(1) or 3(c)(7) funds, are not included for purposes of the Fund’s 15% limitation on private investment funds.

Please retain this Supplement for future reference.